PROMISSORY NOTE
                  Borrower: POMEROY COMPUTER LEASING COMPANY, INC.;
                            1020 PETERSBURG ROAD
                            HEBRON, KY 41048

          Lender: STAR BANK, NATIONAL ASSOCIATION ET.  AL.
                     EQUIPMENT FINANCE DIVISION
                     425 WALNUT STREET
                     CINCINNATI,   OH 45202
           Principal Amount:         $ 100,000.00
           Initial Rate: 7.750%
           Date of Note: May 30, 1997

           PROMISE TO PAY. POMEROY COMPUTER LEASING COMPANY, INC. and POMEROY COMPUTER RESOURCES, INC. (referred to in this Note individually and collectively as "Borrower') jointly and severally promise to pay to STAR BANK, NATIONAL ASSOCIATION ('Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Thousand & 00/100
           Dollars ($100,000.00), together with interest on the unpaid principal balance from May 30, 1997, until paid in full.

           PAYMENT. Borrower will pay this loan In one principal payment of $100,000.00 plus interest on May 30, 1998. This payment due May 30, 1998, will be for all principal and accrued interest not
           yet paid.    In  addition, Borrower  will  pay  regular  monthly
           payments of all accrued unpaid interest due as of each payment date, beginning June 30, 1997, with all subsequent interest payments to be due on the last day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of year of 360 days, multiplied by outstanding principal balance, multiplied by actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.  Unless otherwise agreed or  required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.
           VARIABLE INTEREST  RATE.   The interest rate  on this  Note  is
           subject to change from time to time based on changes in an index which is the STAR BANK  PRIME (the "Index').  The Index  is not
            necessarily the lowest rate charged by  Lender on its loans  and
           is set by Lender in its sole discretion.   If the Index becomes
         unavailable during the term of this loan, Lender may designate a
         substitute index  after notifying Borrower.   Le
           ower understands that Lender may  make loans based on other
           rates as well.   The interest  rate change will not occur  more
           often than each month  on the first day of  the following month
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           after the  Prime Change.   The Index  currently is  8.500%  per
           annum.  The interest rate to be applied to the unpaid  principal balance of  this Note  will be  at a  rate of  0.750  percentage points under the Index, resulting in  an initial rate of  7.750%
           per annum.   NOTICE: Under  no circumstances  will the interest
           rate on this Note be more than the maximum rate allowed by applicable law.

            PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a minimum interest charge of $50.00. Other than Borrower's obligation to pay any minimum interest charge Borrower may pay without penalty all -or a portion of the amount owed earlier than it is due. Early payments will not, unless a greed to by Lender in writing, relieve Borrower rule.  Rather, they will reduce the principal balance due.
            LATE CHARGE.   If a payment  is 10 days or more late. Borrower
            will be charged 5.000% of the regularly scheduled payment or $50.00, whichever is greater.

          DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b)
         Borrower breaks  any promise  Borrower has made  to Lender,  or statement  made  or  furnished  to  Lender  by  Borrower or  on
            Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed-for any part of
            Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property
           on or in  which Lender has a  lien or  security interest.   This
           includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good in good faith deems itself insecure.

            LENDER'S RIGHTS.   Upon default, Lender  may declare the entire
           unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount.  Upon  default, including  failure to pay upon final maturity, Lender,  at its option,  may also, if  permitted under applicable law,  increase the  variable interest  rate  on this Note 3.000 percentage points.  The interest  rate will not exceed the maximum rate permitted by applicable law.  Lender may
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           hire or pay  someone else to help collect this  Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated
           post-judgment  collection  services.    If  not  prohibited   by
           applicable law,  Borrower  also will  pay any   court costs,  in
           addition to all other sums provided by law.  This Note has been delivered to Lender and accepted by Lender in the State of Ohio.
            If there is a lawsuit, Borrower agrees upon Lender's request  to submit to the jurisdiction of the courts of HAMILTON County, the
           State of Ohio.   Lender and Borrower hereby  waive the right  to
           any jury  trial  in  any  action,  proceeding,  or  counterclaim
           brought by either Lender  or Borrower against  the other.   This
           Note shall be governed by and construed in accordance with the laws of the State of Ohio.

           CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys' fees as provided in this Note plus costs of suit, and to release all errors, and waive all
           rights of  appeal.   If a  copy of  this Note,  verified  by  an
            affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney.
          Borrower waives  the right  to any  stay  of execution and the
          benefit of all exemption  laws now or hereafter  in effect.   No
            single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid.
          voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on  this Note have  been paid in  full.  Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower  while such  attorney  is retained  by  Lender.
            Borrower expressly consents to such attorney acting for Borrower
             DISHONORED ITEM  FEE.   Borrower will  pay a f
           $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.
            RIGHT OF  SETOFF.    Borrower grants  to  Lender  a  contractual
           possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's riaht. title and interest in


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           other account), including without  limitation all accounts  held jointly with someone else and all accounts Borrower may open in the future,

           05-30-1997
           PROMISSORY NOTE

                                             (Continued)
          excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

          BUSINESS CHECKING PLUS  LINE OF CREDIT.   This  Note evidences  a
          revolving Business Checking Plus line of credit.

          GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as 'charge or collect'), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Ohio (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit;
          lb) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (r-) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreements, as Lender in its discretion may determine; (a) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor,

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          accommodation  maker  or   endorser,  shall   be  released   from
          liability.   All such  parties agree  that  Lender may  renew  or
          extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender
          without the consent  of or notice  to anyone.   All such  parties
          also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

          PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.


             NOTICE: FOR THIS NOTICE 'YOU' MEANS THE BORROWER AND "HIS' MEANS LENDER.

             WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
          BORROWER:
                              INC., Co-B

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